SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                     ------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) of the
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of Earliest event reported) October 1, 2000
                                                 -------------------------------


--------------------------------------------------------------------------------
                        Merrill Lynch Municipal ABS, Inc
             (Exact name of registrant as specified in its charter)


--------------------------------------------------------------------------------

          New York                      33-56254                13-369-8229
(State or other jurisdiction          (Commission              (IRS Employer
       of incorporation)              File Number)           Identification No.)


World Financial Center, North Tower, Ninth Floor, New York, New York    10080
                (Address of principal executive offices)              (Zip Code)

        Registrant's telephone number, including area code (212) 449-9938


--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.
          None.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.

          (a) None.

          (b) None.

          (c) Exhibits.

               1. Statement to holders of Merrill Lynch Municipal ABS, Inc.
                  Prerefunded Municipal Certificates, Series 1, Series 2, Series 3 relating to the Distribution Date of October 1, 2000.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









Dated:    12/22/04          MERRILL LYNCH MUNICIPAL ABS, INC.


                            By: /s/ Edward J. Sisk
                                -----------------------------
                                Name:  Edward J. Sisk
                                Title: Authorized Signatory

                                  EXHIBIT INDEX


Exhibit                                                                    Page
-------                                                                    ----
Statement to holders of Merrill Lynch Municipal ABS, Inc Prerefunded
Municipal Certificates, Series 1, Series 2, Series 3 relating to the          5
Distribution Date of October 1, 2000

                         STATEMENT TO CERTIFICATEHOLDERS




            Statement to Holders of Merrill Lynch Municipal ABS, Inc.
       Prerefunded Municipal Certificates, Series 1, Series 2 and Series 3
              relating to the Distribution Date of October 1, 2000

                                                [LOGO] Deutsche Bank
                                                Bankers Trust Company
                                                Four Albany Street
                                                MS 5041
                                                New York, New York 10000
September 28, 2000

Merrill Lynch
World Financial Center
North Towers - 9th Floor
250 Vesey Street
New York, NY 10281-1309
Attn Alan Levy

The Depository Trust Company
55 Water Street
New York, NY 10004
Attn: Fran Vespa

Re:  Merrill Lynch Municipal ABS, Inc.
     Prerefunded Municipal Certificates Series 1, 2 and 3

Gentlemen:

Pursuant to Section 4.03 of the Trust Agreement dated as of March 28, 1995, Bankers Trust Company as Trustee for the above-referenced bond issues, hereby notifies you of the debt service payments for each Series due on October 2, 2000. Attached is a payment schedule for each Series.

If you have any questions, please feel free to call me at the above referenced number.

Very truly yours,



Safer Kalabovic
Assistant Treasurer

                                                            [LOGO] Deutsche Bank

September 28, 2000

Bryan Hughes
Merrill Lynch

Re:  Merrill Lynch Municipal ABS, Inc.
     Prerefunded Municipal Certificates Series 1, 2 and 3

Bryan:

For the above referenced issues, the principal and interest information for October 2, 2000 is attached. All other relevant information is as follows:


          Premium on Bonds                             None
          Trustee Fees Payable                         None
          Interest Shortfall on Bonds                  None
          Aggregate Shortfall on Bonds                 None
          Accrued Interest undistributed to holders    None
          Accrued Principal undistributed to holders   None
          Underlying Bonds on issues                   Attached


Should you have any questions please call me at (212) 250-6378.

Thank You,


Safet Kalabovic
Assistant Treasurer

                              SERIES 1 CERTIFICATES

--------------------------------------------------------------------------------------------
          Certificate                                               Interest       Principal
  Class     Maturity    CUSIP   Certificate    Certificate           Amount         Amount
  Number      Date      Number      Rate          Amount              Due             Due
--------------------------------------------------------------------------------------------
    11    10/01/2000  021433 EF0    5.00         95,000.00          2,375.00      95,000.00
--------------------------------------------------------------------------------------------
    12    04/01/2001  021433 EG8    5.00        100,000.00          2,500.00           0.00
--------------------------------------------------------------------------------------------
    13    10/01/2001  021433 EH6    5.00        100,000.00          2,500.00           0.00
--------------------------------------------------------------------------------------------
    14    04/01/2002  021433 EJ2    5.10        105,000.00          2,677.50           0.00
--------------------------------------------------------------------------------------------
    15    10/01/2002  021433 EK9    5.10        295,000.00          7,522.50           0.00
--------------------------------------------------------------------------------------------
    16    04/01/2003  021433 EL7    5.10        100,000.00          2,550.00           0.00
--------------------------------------------------------------------------------------------
    17    10/01/2003  021433 EM5    5.10        320,000.00          8,160.00           0.00
--------------------------------------------------------------------------------------------
    18    04/01/2004  021433 EN3    5.20         95,000.00          2,470.00           0.00
--------------------------------------------------------------------------------------------
    19    10/01/2004  021433 EP8    5.20        340,000.00          8,840.00           0.00
--------------------------------------------------------------------------------------------
    20    04/01/2005  021433 EQ6    5.25         95,000.00          2,493.75           0.00
--------------------------------------------------------------------------------------------
    21    10/01/2005  021433 ER4    5.25        360,000.00          9,450.00           0.00
--------------------------------------------------------------------------------------------
    22    10/01/2008  021433 EX1    5.50      1,495,000.00*        41,112.50           0.00
--------------------------------------------------------------------------------------------
    23    10/01/2010  021433 FB8    5.60      1,130,000.00*        31,640.00           0.00
--------------------------------------------------------------------------------------------
    24    10/01/2012  021433 FF9    5.70      1,200,000.00*        34,200.00           0.00
--------------------------------------------------------------------------------------------
    RI    10/01/2012  021433 FG7    Variable     58,595.00      Residual -->       3,102.00
--------------------------------------------------------------------------------------------
  TOTAL                                      $5,888,595.00       $158,491.25     $98,102.00
--------------------------------------------------------------------------------------------

****Information as of 3/31/96
****Underlying Bond-Altamonte Springs FLA Authority
     13.125% 10/01/12, $3,910,000

                             SERIES 2 CERTIFICATES

--------------------------------------------------------------------------------------------------
            Certificate                                                   Interest      Principal
   Class     Maturity      CUSIP     Certificate    Certificate            Amount         Amount
  Number       Date        Number       Rate           Amount                Due           Due
--------------------------------------------------------------------------------------------------
    11     10/01/2000   70252B AZ6      5.00            250,000.00         6,250.00    250,000.00
--------------------------------------------------------------------------------------------------
    12     04/01/2001   70252B BA0      5.00            255,000.00         6,375.00          0.00
--------------------------------------------------------------------------------------------------
    13     10/01/2001   70252B BB8      5.00            265,000.00         6,625.00          0.00
--------------------------------------------------------------------------------------------------
    14     04/01/2002   70252B BC6      5.10            270,000.00         6,885.00          0.00
--------------------------------------------------------------------------------------------------
    15     10/01/2002   70252B BD4      5.10            795,000.00        20,272.50          0.00
--------------------------------------------------------------------------------------------------
    16     04/01/2003   70252B BE2      5.10            265,000.00         6,757.50          0.00
--------------------------------------------------------------------------------------------------
    17     10/01/2003   70252B BF9      5.10            860,000.00        21,930.00          0.00
--------------------------------------------------------------------------------------------------
    18     04/01/2004   70252B BG7      5.20            250,000.00         6,500.00          0.00
--------------------------------------------------------------------------------------------------
    19     10/01/2004   70252B BH5      5.20            925,000.00        24,050.00          0.00
--------------------------------------------------------------------------------------------------
    20     04/01/2005   70252B BJ1      5.25            240,000.00         6,300.00          0.00
--------------------------------------------------------------------------------------------------
    21     10/01/2005   70252B BK8      5.25          1,000,000.00        26,250.00          0.00
--------------------------------------------------------------------------------------------------
    22     10/01/2007   70252B BP7      5.40          2,255,000.00*       60,885.00          0.00
--------------------------------------------------------------------------------------------------
    23     10/01/2010   70252B BV4      5.60          5,000,000.00*      140,000.00          0.00
--------------------------------------------------------------------------------------------------
    24     10/01/2012   70252B BZ5      5.70          1,915,000.00*       54,577.50          0.00
--------------------------------------------------------------------------------------------------
    RI     10/01/2012   70252B CA9      Variable         68,750.00     Residual -->      2,749.00
--------------------------------------------------------------------------------------------------
   TOTAL                                            $14,613,750.00      $393,657.50   $252,749.00
--------------------------------------------------------------------------------------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Pasco County FLA Health Facilities
     13.125% 10/01/12, $9,850,000

                                     SERIES 3 CERTIFICATES

----------------------------------------------------------------------------------------------
          Certificate                                                Interest       Principal
  Class     Maturity    CUSIP   Certificate      Certificate          Amount         Amount
  Number      Date      Number      Rate            Amount             Due            Due
----------------------------------------------------------------------------------------------
    11    10/01/2000  684503 TM7    5.00         1,045,000.00        26,125.00   1,045,000.00
----------------------------------------------------------------------------------------------
    12    04/01/2001  684503 TN5    5.00         1,070,000.00        26,750.00           0.00
----------------------------------------------------------------------------------------------
    13    10/01/2001  684503 TP0    5.00         1,095,000.00        27,375.00           0.00
----------------------------------------------------------------------------------------------
    14    04/01/2002  684503 TQ8    5.10         1,125,000.00        28,687.50           0.00
----------------------------------------------------------------------------------------------
    15    10/01/2002  684503 TR6    5.10         3,190,000.00        81,345.00           0.00
----------------------------------------------------------------------------------------------
    16    04/01/2003  684503 TS4    5.10         1,100,000.00        28,050.00           0.00
----------------------------------------------------------------------------------------------
    17    10/01/2003  684503 TT2    5.10         3,425,000.00        87,337.50           0.00
----------------------------------------------------------------------------------------------
    18    04/01/2004  684503 TU9    5.20         1,065,000.00        27,690.00           0.00
----------------------------------------------------------------------------------------------
    19    10/01/2004  684503 TV7    5.20         3,675,000.00        95,550.00           0.00
----------------------------------------------------------------------------------------------
    20    10/01/2005  684503 TX3    5.25         4,975,000.00*      130,593.75           0.00
----------------------------------------------------------------------------------------------
    21    10/01/2006  684503 TZ8    5.30         5,225,000.00*      138,462.50           0.00
----------------------------------------------------------------------------------------------
    22    10/01/2007  684503 UB9    5.40         5,480,000.00*      147,960.00           0.00
----------------------------------------------------------------------------------------------
    23    10/01/2008  684503 UD5    5.50         5,785,000.00*      159,087.50           0.00
----------------------------------------------------------------------------------------------
    24    10/01/2009  684503 UF0    5.60         6,085,000.00*      170,380.00           0.00
----------------------------------------------------------------------------------------------
    25    10/01/2010  684503 UH6    5.60         6,410,000.00*      179,480.00           0.00
----------------------------------------------------------------------------------------------
    26    10/01/2011  684503 UK9    5.70         6,750,000.00*      192,375.00           0.00
----------------------------------------------------------------------------------------------
    27    10/01/2012  684503 UM5    5.70         4,910,000.00*      139,935.00           0.00
----------------------------------------------------------------------------------------------
    RI    10/01/2012  684503 UN3    Variable        60,830.00   Residual -->         1,098.00
----------------------------------------------------------------------------------------------
  TOTAL                                        $62,470,830.00    $1,687,183.75  $1,046,098.00
----------------------------------------------------------------------------------------------

****Please  note  that  premium  on  bonds,   trustee  fees  payable,   interest
shortfalls, aggregate shortfalls, accrued interest undistributed, and accrued principal undistributed are at zero.
****Underlying Bond-Orange County FLA Health Facilities
13.125%, 10/01/12, $41,650,000